SUPPLEMENT DATED JUNE 10, 2024
To the following variable annuity prospectuses:
Allianz Index Advantage+®
Allianz Index Advantage+ NF®
Allianz Index Advantage+ Income®
Allianz Index Advantage Income ADV®
Dated May 1, 2024

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in Idaho and Missouri on or after June 10, 2024.

The Index Dual Precision Strategy 1-year Term with 20% and 30% Buffer allocation options are now available in Idaho.

Additionally, the following allocation options are now available in Missouri:

•	The Index Dual Precision Strategy 1-year Term with 10%, 20%, and 30% Buffers;
•	The Index Performance Strategy 1-year Term with 20% and 30% Buffers; and
•	The Index Performance Strategy 6-year Term with 20% Buffer.

As a result, the Material Contract Variations by State and Issue Date appendix is revised to indicate that these allocation options are now available in Idaho and Missouri as stated above.

PRO-001-0524
(IXAP-003, INFP-003, IAIP-003, IAI-003-ADV)